Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity

The Company issued a warrant on December 23, 2008 to the United States Department of the Treasury (the “Treasury”) under the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (the “CPP”). This warrant was sold by the Treasury on November 23, 2011 and exchanged for two new warrants which permit the holders thereof to acquire, on an adjusted basis resulting from declarations of stock and cash dividends to holders of common stock since the issuance of the two warrants, 283,572 shares of common stock of the Company at a price of $6.349 per share.

Certain terms and conditions of the warrant issued to the Treasury were modified or deleted in the two new warrants, including, without limitation, the deletion of the anti-dilution provision upon certain issuances of the Company’s common stock at or below a specified price relative to the initial exercise price.  However, the two warrants still provide for the adjustment of the exercise price and the number of shares of the Company’s common stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of the Company’s common stock.  The two warrants remain outstanding, are immediately exercisable and continue to have an expiration date of December 23, 2018, which was the expiration date of the warrant originally issued to the Treasury.

The Board of Governors of the Federal Reserve System has issued a supervisory letter to bank holding companies that contains guidance on when the board of directors of a bank holding company should eliminate or defer or severely limit dividends, including, for example, when net income available for shareholders for the past four quarters, net of dividends paid during that period, is not sufficient to fully fund the dividends. The letter also contains guidance on the redemption of stock by bank holding companies which urges bank holding companies to advise the Federal Reserve of any such redemption or repurchase of common stock for cash or other value which results in the net reduction of a bank holding company’s capital at the beginning of the quarter below the capital outstanding at the end of the quarter. The Company's payment of cash dividends to date were within the guidelines set forth in the Federal Reserve Board's supervisory letter.

On August 3, 2005, the Board of Directors of the Company authorized a common stock repurchase program that allowed for the repurchase of a limited number of the Company’s shares at management’s discretion on the open market.  The Company undertook this repurchase program in order to increase shareholder value. During the year ended December 31, 2015, the Company repurchased 31,050 shares for an aggregate price of approximately $359,000.

On January 21, 2016, the Board of Directors of the Company authorized a new common stock repurchase program. Under the new common stock repurchase program, the Company may purchase in open market or privately negotiated transactions up to five (5%) percent of its common shares outstanding on the date of the approval of the stock repurchase program, which limitation will be adjusted for any future stock dividends. This new repurchase program replaced the repurchase program authorized on August 3, 2005. During the year ended December 31, 2016, the Company repurchased 2,000 shares for an aggregate price of approximately $24,000.